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EXHIBIT 10.53


                                                                  EXECUTION COPY


                             SUBORDINATION AGREEMENT
                             -----------------------


         SUBORDINATION AGREEMENT, dated as of November 9, 2004, among Harbor View Master Fund, LP ("HARBORVIEW"), Southridge Partners, LP ("SOUTHRIDGE" and, collectively with Harborview, "JUNIOR CREDITORS"), Markland Technologies, Inc. (the "COMPANY"), DKR Soundshore Oasis Holding Fund, LLC ("SOUNDSHORE") and DKR Soundshore Strategic Holding Fund, LLC ("SOUNDSHORE STRATEGIC" and, collectively with Soundshore, the "SENIOR CREDITORS").

         I. Pursuant the Securities Purchase Agreement, dated as of September 21, 2004, among the Company and the Senior Creditors (as amended, supplemented or otherwise modified from time to time, the "PURCHASE AGREEMENT"), the Senior Creditors, severally, purchased from the Company 8% Secured Convertible Notes, due September 21, 2005 in an aggregate principal amount of $5,200,000 (as amended, supplemented or otherwise modified from time to time, the "SENIOR NOTES"). In connection with the Senior Notes, the Senior Creditors were granted a first priority lien on all of the assets of the Company and its Subsidiaries (as defined in the Security Agreement).

         II. The Junior Creditors purchased from the Company Secured 8% Convertible Notes, dated November 9, 2004 in the aggregate principal amount of $1,350,000.00 (as amended, supplemented or otherwise modified from time to time, the "SUBORDINATED CONVERTIBLE NOTES").

         Accordingly, the parties hereto agree as follows:

         1. DEFINITIONS. Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Senior Notes.

                  "AGENT" means the Agent appointed under the Security Agreement, dated as of September 21, 2004, among the Company and the Senior Creditors.

                  "JUNIOR OBLIGATIONS" means all of the obligations and liabilities of the Company to the Junior Creditors under the Subordinated Convertible Notes, including with out limitation, all obligations thereunder or in respect thereof now existing or hereafter arising, created, assumed or incurred, including all post-petition interest and make-whole premiums, whether or not allowed as a secured claim or as an unsecured claim in any proceeding, including any proceeding arising under Title 11 of the United States Code.

                  "PAYMENT" means any payment, whether in the form of cash, property or otherwise, whether in respect of principal, interest, fees, expenses or otherwise, whether in respect of a scheduled payment, a prepayment, a repurchase, a redemption, a defeasance, an acceleration, the sale or redemption of any collateral security or otherwise and whether voluntary or involuntary (by way of setoff, offset or otherwise).

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                  "PAYOFF TIME" means any time upon which (a) all of the
liabilities and obligations of the Senior Creditors under the Senior Notes shall have been satisfied in full or otherwise released, and (b) the earlier of the following two events: (i) each Senior Creditor shall have received the indefeasible payment in full, in cash, of the then outstanding Senior Obligations owing to it, or (ii) the aggregate amount of all cash Payments made in respect of the Junior Obligations and indefeasibly turned over or paid directly to the Senior Creditors under and in accordance with Section 2(d) shall equal or exceed the full amount of the Senior Obligations.

                  "SENIOR DOCUMENTS" means (i) the Senior Notes, (ii) the Security Agreement, dated as of September 21, 2004, among the Company and the Senior Creditors, (iii) the Transaction Documents, (v) each agreement, instrument or other document executed or delivered in connection with any Senior Obligations, and (vi) each agreement, instrument or other document executed or delivered in connection with any of the foregoing, as each may be amended, supplemented or otherwise modified from time to time in accordance with their respective terms.

                  "SENIOR OBLIGATIONS" means all of the obligations and liabilities of the Company under the Senior Notes, whether fixed, contingent, now existing or hereafter arising, created, assumed or incurred, and including all post-petition interest and make-whole premiums, whether or not allowed as a secured claim or as an unsecured claim in any proceeding, including any proceeding arising under Title 11 of the United States Code.

         2. SUBORDINATION.

                  (a) The Junior Creditors hereby subordinate, upon the terms and conditions herein contained, the Junior Obligations to the Senior Obligations.

                  (b) Until the Payoff Time, the Junior Creditors shall not be entitled to receive and the Company shall not make any Payment in respect of the Junior Obligations except for periodic interest payments made in the ordinary course and liquidated damages not to exceed $100,000.

                  (c) Unless and until the Payoff Time shall have occurred, the Junior Creditors agrees that they shall not declare any part of the Junior Obligations to be due and payable or exercise any of the rights or remedies that it may have (including, without limitation, bringing, or joining with any other creditor in instituting, any proceeding in contemplation of, or in connection with, any Bankruptcy Event).

                  (d) Until the Payoff Time (i) the Company shall not grant, and the Junior Creditors shall not receive or accept, any Lien of any kind or nature on any property (whether now existing or hereafter acquired) of the Company or any Subsidiary that secures the Junior Obligations, and (ii) the Junior Creditors shall not accept any guaranty of any Junior Obligation, or any "put" or other arrangement similar thereto.

                  (e) Nothing contained in this Subordination Agreement is intended to or shall impair, as among the Company, its creditors (other than the Senior Creditors) and the Junior Creditors, the obligation of the Company to pay


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the Junior Creditors any amount due in respect of the Junior Obligations as and when the same shall become due and payable in accordance with the terms thereof, or affect the relative rights of the Company and its creditors (other than the Senior Creditors), in each case subject to the rights of each Senior Creditor under this Subordination Agreement.

                  (f) The Junior Creditors agree that this Subordination Agreement shall not be affected by any action or failure to act by a Senior Creditor that results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of the Junior Creditors.

                  (g) The Junior Creditors agree that any statement of account with respect to the Senior Obligations from the Senior Creditors to the Company that binds the Company shall also be binding upon the Junior Creditors, and that copies of any such statement of account maintained in the ordinary course of business may be used in evidence against the Junior Creditors.

                  (h) The Junior Creditors agree that no Payment received by the Junior Creditors and paid over to any Senior Creditor pursuant to the provisions hereof shall entitle the Junior Creditors to exercise any rights of subrogation in respect thereof until the Payoff Time, and for the purpose of such subrogation no such Payment that otherwise would have been made to the Junior Creditors shall, as among the Company, its creditors (other than the Senior Creditors) and the Junior Creditors, be deemed to be a payment by the Company to or on account of the Senior Obligations, it being understood that the provisions hereof are intended solely for the purpose of defining the relative rights of the Junior Creditors, on the one hand, and the Senior Creditors, on the other hand. From and after the Payoff Time, the Junior Creditors shall be subrogated to all rights of the Senior Creditors to receive any further payments or distributions until the Junior Obligations shall have been indefeasibly paid in full. The subordination provisions contained herein shall not be affected by any action, or failure to act, by any Senior Creditor that results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of the Junior Creditors.

                  (i) Any document or instrument evidencing the Junior Obligations, including, without limitation, the Subordinated Convertible Note, shall bear the following legend:

THIS INSTRUMENT AND THE RIGHTS TO PAYMENT HEREUNDER ARE SUBORDINATED PURSUANT THE SUBORDINATION AGREEMENT, DATED AS OF NOVEMBER 9, 2004, AMONG MARKLAND TECHNOLOGIES, INC, THE JUNIOR CREDITORS AND THE SENIOR CREDITORS PARTY THERETO.

         3. REPRESENTATIONS AND WARRANTIES. The Junior Creditors represent and warrant to each Senior Creditor as follows:

                  (a) The Junior Creditor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to carry on its business as now conducted.


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                  (b) The transactions contemplated hereby are within the
corporate or other analogous powers of the Junior Creditor and have been duly authorized by all necessary corporate or other analogous and, if required, equityholder action. This Subordination Agreement has been duly executed and delivered by the Junior Creditor and constitutes a legal, valid and binding obligation thereof, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

                  (c) The transactions contemplated hereby will not (i) violate the organizational documents of the Junior Creditor and (ii) violate or result in a default under any indenture, agreement or other instrument binding upon the Junior Creditor or its assets, or give rise to a right thereunder to require any payment to be made by the Junior Creditor.

                  (d) All of the Junior Obligations are represented by the Subordinated Convertible Note.

         4. SUBORDINATION ABSOLUTE.

                  (a) All rights and interests of each Senior Creditor hereunder, and all agreements and obligations of the Junior Creditors and the Company hereunder, shall remain in full force and effect irrespective of (i) the invalidity or lack of enforceability of any Senior Notes, (ii) any amendment of, supplement to or other modification of (including by any amendment, waiver or consent) the Senior Debentures or all or any of the Senior Obligations, including any renewal, extension, acceleration or replacement thereof, (iii) the existence, enforceability, perfection or validity of any collateral security or any guarantor, (iv) the liability of any other Person in respect of the Senior Obligations, (v) any failure, delay, neglect or omission by the Agent or any other Senior Creditor to obtain, realize upon or perfect any security interest in any collateral, guaranty, indebtedness, liability or obligation, or by any direct or indirect collateral security therefor, (vi) the bankruptcy, reorganization or insolvency of, or by any other proceeding for the relief of debtors commenced by or against, the Junior Creditors, the Company or any other Person, (vii) the subordination of the Senior Obligations to any other liabilities or obligations or (viii) any other reason or circumstance whatsoever, whether similar or dissimilar to the foregoing, that might otherwise constitute a defense available to, or a discharge of, the Junior Creditors in respect of this Subordination Agreement or the Company in respect of the Senior Obligations or this Subordination Agreement.

                  (b) The Junior Creditors hereby waive any right to require that resort be had by the Agent or any other Senior Creditor against the Company or any other Person, or to require that resort be had by the Agent or any other Senior Creditor to any collateral security. Neither the Agent nor any other Senior Creditor shall have any obligation to enforce any Senior Documents by any action, including making or perfecting any claim against the Company prior to being entitled to the benefits of this Subordination Agreement.

         5. EXPENSES. The Junior Creditors agree to pay to each Senior Creditor, upon demand, any and all reasonable sums, costs and expenses of each Senior Creditor, as applicable, may pay or incur in enforcing this Subordination


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Agreement, including court costs, collection charges, and reasonable fees and disbursements of counsel to the Senior Creditors.

         6. BINDING EFFECT; SEVERAL AGREEMENT; ASSIGNMENTS; CONTINUING AGREEMENT; TERMINATION. Whenever in this Subordination Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Company or the Junior Creditor that are contained in this Subordination Agreement shall bind and inure to the benefit of each party hereto and its respective successors and assigns. This Subordination Agreement shall become effective when a counterpart hereof executed on behalf of each of the Company and the Junior Creditors shall have been delivered to the Senior Creditors and a counterpart hereof shall have been executed on behalf of the Senior Creditors, and thereafter shall be binding upon the Company or the Junior Creditors, as applicable, and the Secured Creditors and their respective successors and assigns, and shall inure to the benefit of the Company or the Junior Creditors, as applicable, the Agent and the other Senior Creditors, and their respective successors and assigns, except that neither the Company or the Junior Creditors shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly contemplated by this Subordination Agreement or the other Senior Documents. This Subordination Agreement shall be a continuing agreement and shall be irrevocable.

         7. WAIVERS; AMENDMENT.

                  (a) No failure or delay of the Secured Creditors in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Senior Creditors hereunder and under the other Senior Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Subordination Agreement or consent to any departure by the Company or the Junior Creditors therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Company or the Junior Creditors in any case shall entitle the Company or the Junior Creditors, as applicable, to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Subordination Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by, between or among the Senior Creditors and the Company and/or the Junior Creditors, as applicable.

         8. GOVERNING LAW. THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         9. NOTICES. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile to each party hereto


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at the address set forth with respect to such party on the signature pages hereof. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Subordination Agreement shall be deemed to have been given on the date of receipt.

         10. SURVIVAL OF AGREEMENT; SEVERABILITY.

                  (a) All covenants, agreements, representations and warranties made by each of the Company and the Junior Creditors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Subordination Agreement shall be considered to have been relied upon by the Senior Creditors and shall survive the execution and delivery of this Agreement, regardless of any investigation made by the Senior Creditors or on their behalf, and shall continue in full force and effect until this Subordination Agreement shall terminate. The agreements made herein shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of any Senior Obligation is rescinded or must otherwise be restored by any Senior Creditor or the Junior Creditors upon the bankruptcy or reorganization of the Company, the Junior Creditors or otherwise.

                  (b) In the event any one or more of the provisions contained in this Subordination Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         11. COUNTERPARTS. This Subordination Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of this Subordination Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Subordination Agreement.

         12. HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Subordination Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Subordination Agreement.

         13. JURISDICTION; CONSENT TO SERVICE OF PROCESS.

                  (a) Each of the Company and the Junior Creditors hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Subordination Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such


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action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Subordination Agreement shall affect any right that the Senior Creditors may otherwise have to bring any action or proceeding relating to this Subordination Agreement against the Company or the Junior Creditors, or any of its property, in the courts of any jurisdiction.

                  (b) Each of the Company and the Junior Creditors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Subordination Agreement in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Subordination Agreement irrevocably consents to service of process in the manner provided for notices in Section 10. Nothing in this Subordination Agreement will affect the right of any party to this Subordination Agreement to serve process in any other manner permitted by law.

                  (d) If any party shall commence a proceeding to enforce any provisions of this Subordination Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney's fees and other actual costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

         14. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUBORDINATION AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SUBORDINATION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         15. MISCELLANEOUS.

                  (a) Except as otherwise specifically provided in this Subordination Agreement, the Junior Creditors hereby waives presentment, demand for payment, notice of default, nonperformance and dishonor, protest and notice of protest under this Subordination Agreement, notice of acceptance of this Subordination Agreement and reliance hereupon by the Senior Creditors, and the


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incurrence or accrual of any other obligations and notice of any sale of collateral or any default of any sort.

                  (b) Nothing herein shall limit or affect in any manner any right any Senior Creditor may have by virtue of any other instrument or agreement.

                  (c) The Company, for the consideration hereinabove stated, authorizes and approves any act or thing which may be done in accordance herewith and agrees to act in accordance herewith.

                  (d) This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.


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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Subordination Agreement as of the day and year first above written.



                                                 HARBORVIEW MASTER FUND, LP

                                                 By: _________________________
                                                 Name:
                                                 Title:


                                                 Address for Notice:

                                                 With a copy to:


                                                 SOUTHRIDGE PARTNERS, LP

                                                 By: _________________________
                                                 Name:
                                                 Title:


                                                 Address for Notice:

                                                 With a copy to:


                                                 MARKLAND TECHNOLOGIES, INC.


                                                 By: _________________________
                                                 Name:
                                                 Title:


                                                 Address for Notice:

                                                 Markland Technologies, Inc.
                                                 54 Danbury Road, #207
                                                 Ridgefield, Connecticut 06877
                                                 Facsimile No.: (203) 286-1608
                                                 Attn:  Chief Financial Officer


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Subordination Agreement as of the day and year first above written.


                                    DKR SOUNDSHORE OASIS HOLDING FUND, LTD.


                                            By:_______________________________
                                            Name:
                                            Title:


                                    Address for Notice:

                                    DKR Oasis Management Company, LP
                                    1281 Main Street
                                    Stanford, CT 06902
                                    Facsimile No.: (203) 324-8489
                                    Attn: Rajni Narasi


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Subordination Agreement as of the day and year first above written.


                                    DKR SOUNDSHORE STRATEGIC HOLDING FUND, LTD.


                                            By:_______________________________
                                            Name:
                                            Title:


                                    Address for Notice:


                                    DKR Capital Partners L.P.
                                    1281 Main Street
                                    Stanford, CT 06902
                                    Facsimile No.: (203) 324-8489
                                    Attn: Rajni Narasi


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